                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 20, 2005

                        ASSET BACKED FUNDING CORPORATION
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             Delaware                    333-121564              75-2533468
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(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
         Incorporation)                 File Number)         Identification No.)

214 North Tryon Street, Charlotte, North Carolina                 28255
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code  (704) 386-2400

                                       N/A
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          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events.

Item 8.01.    Other Events.

Filing of Computational Materials

        On or about April 28, 2005, the Registrant will cause the issuance and sale of the ABFC Asset-Backed Certificates, Series 2005-WF1, consisting of, Class A-1, Class A-2A, Class A-2B, Class A-2C (the "Class A Certificates"), Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 (the "Class M Certificates") and the Class B-1, Class B-2 and Class B-3 Certificates (the Class A Certificates, collectively with the Class M Certificates, are referred to herein as the "Offered Certificates") pursuant to a Pooling and Servicing Agreement, to be dated as of or around April 1, 2005, among the Registrant, as depositor, Wells Fargo Bank, N.A., as servicer and securities administrator, and Deutsche Bank National Trust Company, as trustee.

        In connection with the sale of the Offered Certificates, the Registrant has been advised by Banc of America Securities LLC, as the underwriter (the "Underwriter"), that the Underwriter has furnished to prospective investors Computational Materials (as defined in the no-action letter, dated May 20, 1994, issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation), Collateral Term Sheets and Structural Term Sheets (as each are defined in the no-action letter, dated February 17, 1995, issued by the Securities and Exchange Commission to the Public Securities Association), prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letters (collectively, the "Filed Documents").

        The Filed Documents have been provided to the Registrant by the Underwriter. The information in the Filed Documents is preliminary and may be superseded by the final Prospectus Supplement relating to the Offered Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

        The Computational Materials were prepared by the Underwriter, based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios.

        In addition, the actual characteristics and performance of the mortgage loans underlying the Offered Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Offered Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Offered Certificates.

Section 9 - Financial Statements and Exhibits

Item 9.01     (c).    Exhibits

      (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

              99.1 Computational Materials, Structural Term Sheets and Collateral Term Sheets prepared by Banc of America Securities LLC in connection with ABFC Asset-Backed Certificates, Series 2005-WF1

              99.2 Computational Materials, Structural Term Sheets and Collateral Term Sheets prepared by Banc of America Securities LLC in connection with ABFC Asset-Backed Certificates, Series 2005-WF1

              99.3 Computational Materials, Structural Term Sheets and Collateral Term Sheets prepared by Banc of America Securities LLC in connection with ABFC Asset-Backed Certificates, Series 2005-WF1

                            Signature page to follow

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASSET BACKED FUNDING
                                        CORPORATION

                                        By:   /s/ Kirk B. Meyers
                                            ------------------------------------

                                        Name: Kirk B. Meyers

                                        Title: Vice President


Date:  April 20, 2005

                        ASSET BACKED FUNDING CORPORATION

                                  EXHIBIT INDEX

                                                              Paper (P) or
Exhibit No.   Exhibit Description                             Electronic (E)
-----------   ---------------------------------------------   --------------
99.1          Computational Materials, Structural Term               E
              Sheets and Collateral Term Sheets prepared by
              Banc of America Securities LLC in connection with Asset-Backed Funding Corporation,
              Asset-Backed Certificates, Series 2005-WF1

99.2          Computational Materials, Structural Term               E
              Sheets and Collateral Term Sheets prepared by
              Banc of America Securities LLC in connection with Asset-Backed Funding Corporation,
              Asset-Backed Certificates, Series 2005-WF1


99.3          Computational Materials, Structural Term               E
              Sheets and Collateral Term Sheets prepared by
              Banc of America Securities LLC in connection with Asset-Backed Funding Corporation,
              Asset-Backed Certificates, Series 2005-WF1